                                                                   EXHIBIT 10(a)

                         CONFIDENTIAL MATERIALS OMITTED AND FILED
                         SEPARATELY WITH THE SECURITIES AND
                         EXCHANGE COMMISSION. ASTERISKS DENOTE
                         SUCH OMMISSIONS.

                                OPTION AGREEMENT

                                     Between

                               Analog Devices B.V.

                                       And

                  Taiwan Semiconductor Manufacturing Co., Ltd.

                               Date: May 16, 1995

                                OPTION AGREEMENT

     THIS AGREEMENT is made and becomes effective as of May 16, 1995 (the "Effective Date") by Taiwan Semiconductor Manufacturing Co., Ltd. ("TSMC"), a company organized under the laws of the Republic of China with its registered address at No. 121, Park Ave. 3, Science-Based Industrial Park, Hsinchu, Taiwan, and Analog Devices B.V., a company organized under the laws of the Netherlands, with its registered address at Beneluxweg 27, 4904 SJ Oosterhout, the Netherlands ("Analog").

RECITALS

     WHEREAS, TSMC currently supplies Analog and its affiliates with wafers and Analog wishes to increase the volume of wafers to be purchased from TSMC;

     WHEREAS, in order to increase its output, TSMC must accelerate its ramp up in Fab 3 and advance the start of Fab 4;

     WHEREAS, as a condition to TSMC's acceleration of these facilities, TSMC has asked that Analog make a capacity commitment and advance payment for the right to buy additional capacity, and Analog is willing to do so:

AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:

1.   DEFINITIONS

     (a) "Affiliate" used in this Agreement shall mean Analog Devices, Inc. ("ADI") and any direct subsidiary of ADI, in addition to Analog.

     (b) "Analog Committed Capacity" used in this Agreement shall mean the sum of the X% Base Capacity and the Option Capacity to be provided to Analog by TSMC pursuant to this Agreement, and is set forth in Exhibit A.

     (c) "Base Capacity" used in this Agreement shall mean the capacity commitment provided to Analog by TSMC set forth in Exhibit A.

     (d) "Option Capacity" used in this Agreement shall mean the firm capacity commitment provided to Analog by TSMC pursuant to this Agreement, for which capacity Analog agrees to pay the Option Fee as defined in this
          Section 1(e) below, and is set forth in Exhibit A.

     (e) "Option Fee" used in this Agreement shall mean the deposit that Analog agrees to place with TSMC as the advance payment for the Option Capacity.

     (f) "TSMC Committed Capacity" used in this Agreement shall mean the sum of the Base Capacity and the Option Capacity to be provided by TSMC to Analog pursuant to this Agreement, and is set forth in Exhibit A.

     (g) "Wafer Equivalent" used in this Agreement shall mean the number of wafers based on the Capacity Factor for 1995 Base Capacity. For details of the Capacity Factor, please refer to Exhibit B. Any and all of the capacity commitments referred to in this Agreement shall be measured in Wafer Equivalent.

     (h) "X% Base Capacity" used in this Agreement shall mean the Base Capacity reduced by the agreed percentage set forth in Exhibit A.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

2.   VOLUME COMMITMENT

     (a) Subject to the payment of the Option Fee by Analog under Section 5 below, TSMC agrees to provide to Analog the TSMC Committed Capacity. In any calendar year, the orders placed by Analog shall first apply to fulfill the X% Base Capacity portion of the Analog Committed Capacity, and then the Option Capacity portion.

     (b) Each month, Analog agrees to provide to TSMC a ********* rolling forecast of the number of wafers that Analog will purchase, with the volume for the first ****************** being frozen (i.e. Analog must purchase all of the quantity forecast for the delivery in the first ************** of the forecast). The forecast must be based on wafers out or deliveries expected to be made by TSMC.

     (c) TSMC will use its reasonable effort to cause its fabs to be capable of producing wafers of more advanced specifications, as set forth in the TSMC Technology Road Map attached as Exhibit C.

3.   WAFER PRICE

     (a) The wafer prices for the Option Capacity shall be not more than ********************* or ************************** for the same technology in the same fab. In the event that the wafer prices for the Option Capacity do not comply with the preceding sentence, TSMC will make proper price changes for the unfilled orders, upon Analog's notice in writing.

     (b) The parties shall negotiate in good faith each year the wafer prices for the Option Capacity of the following year, and if no agreement may be reached by the parties before October each year, the parties agree to submit the dispute to the binding arbitration in California under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules, and under such circumstances, ************* shall have the right to terminate this Agreement under Section 8 below.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMMISSIONS.

4.   OTHER PURCHASE TERMS AND CONDITIONS

     The Analog/TSMC Agreement for Wafer Production entered into concurrently with this Agreement will apply to all purchases of wafers by Analog From TSMC, except that the provisions of this Agreement will supersede the above Agreement for Wafer Production with respect to the subject matter hereof.

5.   OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY

     Analog agrees to pay to TSMC the Option Fee in the amount of ****** per Wafer Equivalent for the right to purchase the Option Capacity pursuant to this Agreement. The Option Fee is set forth in Exhibit D, and it shall be paid in cash by no later than every June 30 during the term of this Agreement for the Option Capacity of the following year. Subject to Sections 7 and 8 below, the Option Fee for any given year, once paid, shall be non-refundable for any cause, and will be credited at the rate of ****** per Wafer Equivalent against the prices of wafers purchased by Analog from TSMC when purchased from the Option Capacity provided by TSMC for that given year under this Agreement.

6. Analog further agrees to deliver to TSMC, within ************* following the Effective Date, four (4) promissory notes each in an amount of the Option Fee due every year, and payable to TSMC on each June 30, which promissory notes are in the form of Exhibit E. The promissory notes shall be returned by TSMC to Analog within ************** upon receipt of the corresponding Option Fee by TSMC.

7.   FAILURE TO PURCHASE THE OPTION CAPACITY; FIRST RIGHT OF
     REFUSAL

     (a) If in any calendar year, for any reason, Analog is not able to use or purchase all or a portion of the Analog Committed Capacity of that year, or any other year(s) during the term of this Agreement, Analog shall promptly notify TSMC of such in writing and first offer TSMC such Capacity for sales to any third parties. TSMC may, at its option,

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMMISSIONS.

          accept such offer, in whole or in part, within thirty (30) days following Analog's notification, and if TSMC so accepts, the corresponding Option Fee, if paid, will be returned without interest and, if not paid, will be cancelled and the corresponding Promissory Note(s) returned to Analog. In the event that TSMC decides not to accept such offer, Analog may assign this Agreement (including the right to purchase the Analog Committed Capacity for the remaining term of this Agreement) to any third parties acceptable to TSMC, within two months upon TSMC's written notice that it will not accept such offer, and if Analog fails to do so, Analog shall be liable for the Option Fee for the remaining term of this Agreement under Section 5 above, and TSMC is entitled to sell or use any such unused capacity thereafter.

     (b) Any of Analog's right or obligation set forth in this Section 7(a) shall not affect its obligation to pay the Option Fee pursuant to
          Section 5 above, except that if this Agreement is assigned to any third parties acceptable to TSMC pursuant to this Section 7(a) above, such third parties shall pay the Option Fee and abide by the terms and conditions of this Agreement.

     (c) Notwithstanding the foregoing, if in any calendar year, for any reason, Analog does not purchase the Wafer Equivalent of the X% Base Capacity for that year, then the Base Capacity and X% Base Capacity for each following year of this Agreement shall be reduced by a percentage equal to the *******************************
          ************************.

8.   TERM AND TERMINATION

     (a) The term of this Agreement shall commence on the Effective Date, and continue until December 31, 1999.

     (b)  TERMINATION BY TSMC FOR ANALOG's FAILURE TO PAY THE OPTION FEE

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMMISSIONS.

          TSMC may terminate this Agreement if Analog fails to pay the Option Fee pursuant to Section 5 above, and does not cure or remedy such breach within **************** of receiving written notice of such breach.

     (c)  TERMINATION FOR OTHER BREACH OR FOR BANKRUPTCY

          Either party may terminate this Agreement if the other party breaches any material provisions of this Agreement, and does not cure or remedy such breach within ********************************* of receiving written notice of such breach, or (ii) becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership or liquidation, if such petition or proceeding is not dismissed with prejudice within sixty (60) days after filing.

     (d)  EFFECT OF TERMINATION

          Both parties shall remain liable to the other party for any outstanding and matured rights and obligations at the time of termination, including all outstanding payments of the Option Fee and for the wafers already ordered and/or shipped to Analog. In addition, if this Agreement is terminated by Analog due to a breach by TSMC, then TSMC shall refund to Analog any portion of the Option Fee already paid by Analog to TSMC but not yet credited to the purchase prices of wafers in accordance with Section 5 above.

9.   BOARD APPROVAL

     Analog shall obtain the approval by its board of director of this Agreement, and submit to TSMC, at the time of executing this Agreement, an authentic copy of its board resolution authorizing the representative designated below to execute this Agreement.

10.  LIMITATION OF LIABILITY

     (a) In no event shall TSMC be liable for any indirect, special, incidental or consequential damages (including loss of profits and loss of use)

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMMISSIONS.

          resulting From, arising out of or in connection with TSMC's performance or failure to perform under this Agreement, or resulting from, arising out of or in connection with TSMC's producing, supplying, and/or sale of the wafers, whether due to a breach of contract, breach of warranty, tort, or negligence of TSMC, or otherwise.

     (b) TSMC's liability under this Agreement and the Analog/TSMC Agreement for Wafer Production shall be *********** the
          ********************************************
          ************************************************.

11.  NOTICE

     All notices required or permitted to be sent by either party to the other party under this Agreement shall be sent by registered air mail postage prepaid, or by personal delivery, or by fax. Any notice given by fax shall be followed by a confirmation copy within ten (10) days. Unless changed by written notice given by either party to the other, the addresses and fax numbers of the respective parties shall be as follows:

     To TSMC:

     TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY,
     LTD.
     No. 121, Park Avenue 3
     Science-Based Industrial Park
     Hsinchu, Taiwan
     Republic of China
     Fax:  35-781546
     Attn:  Legal Counsel

     To Analog:

     Analog Devices B.V.
     Bay F-1

     Raheen Ind.  Estate
     Limerick, Ireland
     Fax: 353-613-08448
     Attn:  Managing Director

     With copy to:

     Analog Devices, Inc.
     One Technology Way
     P.O.  Box 9105
     Norwood, MA 02062-9106
     USA
     Fax:  617-461-4100
     Attn:  Vice President & General Manager

12.  ENTIRE AGREEMENT

     This Agreement, including Exhibits A-E, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understanding, agreements, dealings and negotiations, oral or written, regarding the subject matter hereof. No modification, alteration or amendment of this Agreement shall be effective unless in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a waiver of any other or subsequent breach, or a waiver of future enforcement of that or any other provision.

13.  GOVERNING LAW

     This Agreement will be governed by and interpreted in accordance with the laws of the State of California, U.S.A. Litigation concerning this Agreement shall be brought in and adjudicated by appropriate Courts of law located in the State of California, U.S.A. which shall have exclusive jurisdiction over the subject matter.

14.  PURCHASE FOR AFFILIATES AND THIRD PARTIES

     Notwithstanding the foregoing, Analog shall be permitted to make purchases of wafers from TSMC under this Agreement on behalf of Affiliates or third parties designated by Analog and reasonably acceptable to TSMC, and all such purchases shall be considered purchases by Analog for purposes of this Agreement. Analog will remain responsible for those purchases made by Analog for its Affiliates and third parties pursuant to this Section 14.

15.  ASSIGNMENT

     This Agreement shall be binding on and inure to the benefit of each party and its successors, and except that Analog may assign this Agreement under
     Section 7 above, neither party shall assign any of its rights hereunder, nor delegate its obligations hereunder, to any third party, without the prior written consent of the other.

16.  CONFIDENTIALITY

     Neither party shall disclose the existence or contents of this Agreement except as required by Analog's assignment of this Agreement to any third parties pursuant to Section 7 above, in confidence to its advisers, as required by applicable law, or otherwise with the prior written consent of the other party. Neither party shall make any public announcement concerning this Agreement without the prior written consent of the other, except to the extent required by law or regulation.

17.  FORCE MAJEURE

     Neither party shall be responsible for delays or failure in performance resulting from acts beyond the reasonable control of such party. Such acts shall include but not be limited to acts of God, war, riot, labor stoppages, governmental actions, fires, floods, and earthquakes.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first stated above.

TAIWAN SEMICONDUCTOR               ANALOG DEVICES B.V.
MANUFACTURING CO., LTD.

BY:  /s/ Donald Brooks             BY:  /s/ Joseph E. McDonough
     --------------------               ---------------------------
     Donald Brooks                      Joseph E. McDonough
     President                          Managing Director

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMMISSIONS.

                             EXHIBIT A

                  ANALOG/TSMC COMMITTED CAPACITY

                                                          Unit: Wafer Equivalent

                                       1996       1997      1998       1999
                                       ----       ----      ----       ----
Base Capacity                         ******     ******    *******    *******

X% of Base Capacity                   ******     ******    *******    *******

Option Capacity                       ******     ******     ******     ******

TSMC Committed Capacity               ******    *******    *******    *******
(Base Capacity+Option Capacity)

Analog Committed Capacity             ******    *******    *******    *******
(X% Base Capacity+Option Capacity)

*    The parties agree to maintain *************** throughout any calendar year.

                                    Exhibit B

                              CAPACITY FACTOR TABLE

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMMISSIONS.

                              Capacity Factor Table

                                                              Date:  11-Apr-1995

+-----------------------------+----------+----------+-----------+-----------+
|                             |          |          |           |           |
|                             | Masking  | W-Plug   | Complexity| Capacity  |
| GENERIC TECHNOLOGY          | Layers(A)| Layers(B)| Index(C)  | Factor(D) |
|                             | (w/o ESD)|          |           |           |
|                             |          |          |           |           |
+-----------------------------+----------+----------+-----------+-----------+
| **********  ********        |    **    |          |    **     |   ****    |
| **********  *******         |    **    |          |    **     |     *     |
| **********  *******         |    **    |          |    **     |     *     |
| **********  ********        |    **    |          |    **     |   ****    |
| **********  *******         |    **    |          |    **     |     *     |
| **********  ****************|    **    |          |    **     |   ****    |
| **********  ********        |    **    |          |    **     |   ****    |
| **********  *******         |    **    |    *     |  ****     |   ****    |
| **********  *******         |    **    |    *     |  ****     |   ****    |
| **********  ******          |    **    |          |    **     |   ****    |
| **********  ******          |    **    |    *     |  ****     |   ****    |
| **********  ******          |    **    |    *     |  ****     |   ****    |
| **********  *******         |    **    |    *     |    **     |   ****    |
| **********  *************   |    **    |    *     |  ****     |   ****    |
| **********  ***********     |    **    |    *     |  ****     |   ****    |
| **********  ******          |    **    |    *     |  ****     |   ****    |
| **********  ******          |    **    |    *     |  ****     |   ****    |
| *********** ***********     |    **    |    *     |  ****     |   ****    |
|                             |          |          |           |           |
+-----------------------------+----------+----------+-----------+-----------+
|                             |          |          |           |           |
+-----------------------------+----------+----------+-----------+-----------+

  Remark:  (1) Masking Layer of w/i ESD = Masking Layer of w/o ESD + *
           (2) Masking Layer of Mixed-Mode(**) = Masking Layer of Logic(**) + *
           (3) Complexity Index (C) = (A) + (B) / 2
           (4) Capacity Factor (D) = (C) / **, normalized to ********** as 1

                                    Exhibit C

                            TSMC TECHNOLOGY ROAD MAP

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMMISSIONS.

                    Generic Technology Roadmap

   *
      *
         *
            *
               *
                  *
                     *
                        *
                           *
                              *
                                 *
                                    *
                                       *
                                          *
                                             *
                                                *
                                                   *
                                                      *
                                                         *
                                                            *
                                                               *

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMMISSIONS.

                                    Exhibit D

                                   OPTION FEE

Year      Option Capacity     Option Fee          Due Date

          (Unit: Wafer        (Unit: US$
           Equivalent          Million)
-------------------------------------------------------------
1996         ******               ***           June 30, 1995

1997         ******               ***           June 30, 1996

1998         ******               ***           June 30, 1997

1999         ******               ***           June 30, 1998

                                    Exhibit E

                        STANDARD FORM OF PROMISSORY NOTE

Amount: US$__________                   Due Date: _____________

     The Undersigned, ____________________ (the "Maker"), unconditionally promise to pay to Taiwan Semiconductor Manufacturing Co., Ltd. the sum of US Dollars _________________ ($______________), plus interest calculated from the Due date stated herein to the date of full payment at the rate of 10% per annum on any unpaid portion of the principal amount stated herein, and said payment will be made at Taipei, Taiwan.

     This Note shall be governed in all respects by the laws of the State of California.

     The Maker of this Note agrees to waive protests and notice of whatever kind.

     This Note is made to evidence the obligation of the Maker to pay to TSMC the Option Fee due on the Due Date hereof under the Option Agreement between the Maker and TSMC dated ______________. This Note is nonnegotiable ad the Maker shall be entitled to all the defenses available to it under the aforesaid Option Agreement.

Issue Date: _________

Issue Place: ___________

                                   Analog Devices B.V.

                                   By: ________________